UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 22, 2009
PETROHAWK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33334	86-0876964
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1000 Louisiana St., Suite 5600, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 204-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On January 22, 2009, Petrohawk Energy Corporation (the “Company”) issued a press release, which included announcements of operational updates for 2008. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     All of the information presented under Items 2.02, 7.01 and 9.01 of this report is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 7.01.	Regulation FD Disclosure.
     Please see the information set forth in Item 2.02, which is incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is furnished as part of this current report on Form 8-K:

Exhibit No.	Item

99.1	Press release issued by Petrohawk Energy Corporation dated January 22, 2009.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROHAWK ENERGY CORPORATION
Date: January 22, 2009	By:	/s/ C. Byron Charboneau
C. Byron Charboneau
Vice President--Chief Accounting Officer and Controller

INDEX TO EXHIBITS

Exhibit No.	Item

99.1	Press release issued by Petrohawk Energy Corporation dated January 22, 2009.